SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: February 9, 1998





                         PACIFIC RIM ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


   Delaware                    0-22808                  95-4374983
(State or other              (Commission              (IRS Employer
jurisdiction of               File Number)          identification no.)
incorporation)


                       1661 East Camelback Road, Suite 245
                             Phoenix, Arizona 85016
                    (Address of principal executive offices)


                                 (602) 274-1299
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountants

         (a) On February 9, 1998, Pacific Rim Entertainment, Inc. (the "Company") replaced Jay J. Shapiro, CPA Professional Corporation ("Shapiro") as the principal accountants to audit the Company's financial statements, effective February 9, 1998. The action was approved by the Company's Board of Directors.

         Shapiro's report on the Company's financial statements for fiscal years 1995 and 1996 did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles, however, the report was modified as to a going concern uncertainty.

         During fiscal years 1995 and 1996, there were no disagreements between the Company and Shapiro on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Shapiro, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         During fiscal years 1995 and 1996, Shapiro did not advise the Company
(1) that the internal controls necessary for the Company to develop reliable financial statements do not exist, or (2) that information has come to Shapiro's attention that has led him to no longer be able to rely on management's representations or that has made him unwilling to be associated with the financial statements prepared by management, or (3)(A) of the need to expand significantly the scope of his audit, or that information has come to Shapiro's attention during such period that, if further investigated, may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1996 (including information that may prevent him from rendering an unqualified audit report on those financial statements), or (ii) cause Shapiro to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (B) due to Shapiro's dismissal, or for any other reason, Shapiro did not so expand the scope of his audit or conduct such further investigations, or (4)(A) that information has come to Shapiro's attention that he has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to fiscal year 1996 (including information that, unless resolved to Shapiro's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (B) due to Shapiro's dismissal, or for any other reason, the issue has not been resolved to Shapiro's satisfaction prior to his dismissal.

         (b) On February 9, 1998, the Company engaged Deloitte & Touche as the principal accountants to audit the Company's financial statements (commencing with the fiscal year ended December 31, 1997), effective February 9, 1998. The action was approved by the Company's Board of Directors. During fiscal years 1995 and 1996 and the interim period subsequent to fiscal year 1996, neither the Company nor anyone on its behalf consulted Deloitte & Touche regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Deloitte & Touche.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibit 16 Letter to the Commission from Jay J. Shapiro, CPA.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PACIFIC RIM ENTERTAINMENT, INC.


                                            By: /s/ John Iorillo
                                                --------------------------
                                                John Iorillo
                                                Chief Financial Officer



                                            Date: February 13, 1998

                                  EXHIBIT INDEX


Exhibit                                                                     Page

16 Letter to the Securities and Exchange Commission from Jay J. Shapiro, CPA Professional Corporation